HT Insight Funds, Inc. d/b/a/ Harris Insight Funds
                        Supplement dated June 23, 1999 to
           Harris Insight Funds N Shares Prospectus dated May 3, 1999


[The following table replaces the corresponding table shown on page 5 of the Prospectus under the section entitled Balanced Fund of the Harris Insight Equity Funds.]



AVERAGE ANNUAL TOTAL RETURN
(as of 12/31/98)
                                  1    Inception
                               Year     (4/16/97)
------------------------------------------------
Balanced Fund                   8.29%      17.47%
S&P 500 Stock Index            28.58%      30.43%

Lehman Brothers
Aggregate Bond Index            8.67%      10.18%